UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

LEGG MASON

BATTERYMARCH

S&P 500 INDEX FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason Batterymarch S&P 500 Index Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 25, 2013

Legg Mason Batterymarch S&P 500 Index Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. Due to the U.S. government’s sixteen-day partial shutdown, which began on October 1, 2013, after the reporting period ended, the U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth will not be released until November 7, 2013.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept

IV	Legg Mason Batterymarch S&P 500 Index Fund

the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch S&P 500 Index Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund generally is fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings. The Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the given cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. At the start of the reporting period, a lackluster earnings season and global growth concerns dampened investor confidence. Uncertainty surrounding the U.S. Presidential election, the lack of a fiscal cliff resolution, and Hurricane Sandy’s impact added to the market’s woes, placing the S&P 500 Index squarely in negative territory for the month of October 2012. However, along with closure on the elections, November brought a stronger-than-expected jobs report, a four-year high in housing starts and improvements in consumer confidence. The December 31st late-in-the-day rally on optimism over a potential last-minute resolution of the fiscal cliff was a fitting punctuation to a year marked by transition.

2013 started strong with most global markets posting substantial gains in January as investors focused on consistent, incremental economic improvements and looked past any global growth concerns. Worries about the U.S. fiscal cliff and sequester passed quickly as the former was resolved to the market’s satisfaction and the latter had little immediate tangible impact. Positive economic news including improvements in manufacturing and homebuilding continued to support the slow growth environment. The quarter ended on a strong note for U.S. markets as events in Cyprus cast renewed doubts about the health of the Eurozone, benefiting U.S. markets and putting them in the position of global safe haven.

U.S. markets started out strong in the second calendar quarter, focused on the U.S. economy’s continued slow, steady growth

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	1

Fund overview (cont’d)

supported by the low interest rate environment, rising home process and slowly improving employment. The S&P 500 Index was positive through the beginning of June, rising over 5% for the quarter to date through June 18 when the Federal Reserve Board (“Fed”)ii hinted that they would begin tapering their monetary stimulus program. Over the next four days the markets declined significantly in reaction to the news, with the S&P 500 Index declining over 4%. Nevertheless, the Index ended the quarter in positive territory.

In a reversal from the second calendar quarter, the United States underperformed all other developed market regions in the third quarter over concerns that the Fed might taper its quantitative easing program and that the U.S. would invade Syria. In addition, despite gains in September, during the last week of the quarter, equities declined on macro concerns as Congress came to a budget impasse.

All sectors except Telecommunication Services posted positive returns for the period, led by the Consumer Discretionary and Financials sectors.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions.

Performance review

For the twelve months ended September 30, 2013, Class A shares of Legg Mason Batterymarch S&P 500 Index Fund returned 18.71%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 19.34% for the same period. The Lipper S&P 500 Index Objective Funds Category Average1 returned 18.67% over the same time frame.

Performance Snapshot as of September 30, 2013 (unaudited)
	6 months	12 months
Legg Mason Batterymarch S&P 500 Index Fund:
Class A	8.03%	18.71%
Class D	8.10%	18.93%
S&P 500 Index	8.31%	19.34%
Lipper S&P 500 Index Objective Funds Category Average[1]	8.00%	18.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 134 funds for the six-month period and among the 132 funds for the twelve-month period in the Fund’s Lipper category.

2	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2013, the gross total annual operating expense ratios for Class A and Class D shares were 0.66% and 0.55%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The best performing sector in the S&P 500 Index for the period was the Consumer Discretionary sector, which included the top two contributing securities for the period, Netflix Inc. and Ford Motor Co. Netflix returned over 400% for the period, while Ford was a top contributor by virtue of a strong relative return and weight in the portfolio. The Financials, Health Care and Industrials sectors were also strong. While Information Technology overall was one of the weaker sectors, VISA Inc. and Google Inc. were strong contributors, again by virtue of large index weights and double digit positive returns.

Q. What were the leading detractors from performance?

A. The Telecommunications Services sector was the poorest performing sector for the period and the only sector with a negative return. AT&T Inc. was the biggest detractor in that sector by virtue of index weight and negative return for the period. The Information Technology and Utilities1 sectors were also poor performers relative to the Index overall. The former sector includes the biggest detractor overall, International Business Machines Corp.

Thank you for your investment in Legg Mason Batterymarch S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	3

Fund overview (cont’d)

Sincerely,

Batterymarch Financial Management, Inc.

October 11, 2013

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2013 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (2.9%), Exxon Mobil Corp. (2.5%), Microsoft Corp. (1.6%), Google Inc., Class A Shares (1.6%), Johnson & Johnson (1.6%), General Electric Co. (1.6%), Chevron Corp. (1.6%), Procter & Gamble Co. (1.4%), Berkshire Hathaway Inc., Class B Shares (1.4%) and Wells Fargo & Co. (1.3%). Please refer to pages 9 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2013 were: Information Technology (17.8%), Financials (16.1%), Health Care (13.0%), Consumer Discretionary (12.4%) and Industrials (10.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013 and September 30, 2012. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2013 and held for the six months ended September 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.03%	$1,000.00	$1,080.30	0.59%	$3.08	Class A	5.00%	$1,000.00	$1,022.11	0.59%	$2.99
Class D	8.10	1,000.00	1,081.00	0.39	2.03	Class D	5.00	1,000.00	1,023.11	0.39	1.98

[1]	For the six months ended September 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

6	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/13	18.71%	18.93%
Five Years Ended 9/30/13	9.47	9.69
Ten Years Ended 9/30/13	6.99	7.22

Cumulative total returns[1]
Class A (9/30/03 through 9/30/13)	96.62%
Class D (9/30/03 through 9/30/13)	100.85

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Legg Mason Batterymarch S&P 500 Index Fund vs. S&P 500 Index† — September 2003 - September 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Batterymarch S&P 500 Index Fund on September 30, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2013. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser fees incurred by shareholders investing in the other class.

8	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Schedule of investments

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 99.2%
Consumer Discretionary — 12.4%
Auto Components — 0.4%
BorgWarner Inc.	1,772	$179,663
Delphi Automotive PLC	4,300	251,206
Goodyear Tire & Rubber Co.	3,829	85,961	*
Johnson Controls Inc.	10,574	438,821
Total Auto Components		955,651
Automobiles — 0.8%
Ford Motor Co.	60,114	1,014,123
General Motors Co.	14,500	521,565	*
Harley-Davidson Inc.	3,437	220,793
Total Automobiles		1,756,481
Distributors — 0.1%
Genuine Parts Co.	2,398	193,974
Diversified Consumer Services — 0.0%
H&R Block Inc.	4,146	110,533
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	6,664	217,513
Chipotle Mexican Grill Inc.	474	203,204	*
Darden Restaurants Inc.	1,889	87,442
International Game Technology	4,013	75,966
Marriott International Inc., Class A Shares	3,472	146,032
McDonald's Corp.	15,331	1,474,996
Starbucks Corp.	11,617	894,160
Starwood Hotels & Resorts Worldwide Inc.	2,967	197,157
Wyndham Worldwide Corp.	2,021	123,220
Wynn Resorts Ltd.	1,251	197,671
Yum! Brands Inc.	6,807	485,952
Total Hotels, Restaurants & Leisure		4,103,313
Household Durables — 0.3%
D.R. Horton Inc.	4,238	82,344
Garmin Ltd.	1,857	83,918
Harman International Industries Inc.	1,034	68,482
Leggett & Platt Inc.	2,172	65,486
Lennar Corp., Class A Shares	2,488	88,075
Newell Rubbermaid Inc.	4,427	121,743
PulteGroup Inc.	5,246	86,559
Whirlpool Corp.	1,212	177,485
Total Household Durables		774,092

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	9

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Internet & Catalog Retail — 1.4%
Amazon.com Inc.	5,805	$1,814,875	*
Expedia Inc.	1,663	86,127
Netflix Inc.	931	287,874	*
Priceline.com Inc.	796	804,716	*
TripAdvisor Inc.	1,746	132,417	*
Total Internet & Catalog Retail		3,126,009
Leisure Equipment & Products — 0.1%
Hasbro Inc.	1,776	83,721
Mattel Inc.	5,310	222,276
Total Leisure Equipment & Products		305,997
Media — 3.7%
Cablevision Systems Corp., New York Group, Class A Shares	3,273	55,117
CBS Corp., Class B Shares	8,664	477,906
Comcast Corp., Class A Shares	40,431	1,825,460
DIRECTV	7,848	468,918	*
Discovery Communications Inc., Class A Shares	3,590	303,068	*
Gannett Co. Inc.	3,543	94,917
Interpublic Group of Cos. Inc.	6,413	110,175
News Corp., Class A Shares	7,546	121,189	*
Omnicom Group Inc.	3,959	251,159
Scripps Networks Interactive, Class A Shares	1,653	129,116
Time Warner Cable Inc.	4,384	489,254
Time Warner Inc.	14,238	937,003
Twenty-First Century Fox Inc.	30,868	1,034,078
Viacom Inc., Class B Shares	6,757	564,750
Walt Disney Co.	25,475	1,642,883
Washington Post Co., Class B Shares	67	40,960
Total Media		8,545,953
Multiline Retail — 0.8%
Dollar General Corp.	4,547	256,724	*
Dollar Tree Inc.	3,419	195,430	*
Family Dollar Stores Inc.	1,472	106,014
J.C. Penney Co. Inc.	2,939	25,922	*
Kohl's Corp.	3,119	161,408
Macy's Inc.	5,729	247,894
Nordstrom Inc.	2,201	123,696
Target Corp.	9,650	617,407
Total Multiline Retail		1,734,495

See Notes to Financial Statements.

10	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Specialty Retail — 2.3%
Abercrombie & Fitch Co., Class A Shares	1,169	$41,348
AutoNation Inc.	988	51,544	*
AutoZone Inc.	547	231,233	*
Bed Bath & Beyond Inc.	3,349	259,079	*
Best Buy Co. Inc.	4,140	155,250
CarMax Inc.	3,471	168,239	*
GameStop Corp., Class A Shares	1,779	88,327
Gap Inc.	4,206	169,418
Home Depot Inc.	21,877	1,659,371
L Brands Inc.	3,732	228,025
Lowe's Cos. Inc.	15,954	759,570
O'Reilly Automotive Inc.	1,675	213,713	*
PetSmart Inc.	1,590	121,253
Ross Stores Inc.	3,326	242,133
Staples Inc.	10,231	149,884
Tiffany & Co.	1,680	128,722
TJX Cos. Inc.	11,001	620,346
Urban Outfitters Inc.	1,682	61,847	*
Total Specialty Retail		5,349,302
Textiles, Apparel & Luxury Goods — 0.7%
Coach Inc.	4,306	234,806
Fossil Group Inc.	771	89,621	*
NIKE Inc., Class B Shares	11,399	828,024
PVH Corp.	1,241	147,294
Ralph Lauren Corp.	929	153,034
V.F. Corp.	1,340	266,727
Total Textiles, Apparel & Luxury Goods		1,719,506
Total Consumer Discretionary		28,675,306
Consumer Staples — 9.9%
Beverages — 2.2%
Beam Inc.	2,505	161,948
Brown-Forman Corp., Class B Shares	2,512	171,143
Coca-Cola Co.	58,180	2,203,858
Coca-Cola Enterprises Inc.	3,823	153,723
Constellation Brands Inc., Class A Shares	2,523	144,820	*
Dr. Pepper Snapple Group Inc.	3,147	141,049
Molson Coors Brewing Co., Class B Shares	2,395	120,061

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	11

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Beverages — continued
Monster Beverage Corp.	2,100	$109,725	*
PepsiCo Inc.	23,767	1,889,477
Total Beverages		5,095,804
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	6,680	769,001
CVS Caremark Corp.	18,504	1,050,102
Kroger Co.	7,989	322,276
Safeway Inc.	3,727	119,227
Sysco Corp.	8,970	285,515
Wal-Mart Stores Inc.	25,072	1,854,325
Walgreen Co.	13,337	717,531
Whole Foods Market Inc.	5,776	337,896
Total Food & Staples Retailing		5,455,873
Food Products — 1.6%
Archer-Daniels-Midland Co.	10,226	376,726
Campbell Soup Co.	2,734	111,301
ConAgra Foods Inc.	6,508	197,453
General Mills Inc.	9,841	471,581
Hershey Co.	2,305	213,212
Hormel Foods Corp.	2,080	87,610
J.M. Smucker Co.	1,612	169,324
Kellogg Co.	3,941	231,455
Kraft Foods Group Inc.	9,251	485,122
McCormick & Co. Inc., Non Voting Shares	2,034	131,600
Mead Johnson Nutrition Co., Class A Shares	3,061	227,310
Mondelez International Inc., Class A Shares	27,055	850,068
Tyson Foods Inc., Class A Shares	4,278	120,982
Total Food Products		3,673,744
Household Products — 2.0%
Clorox Co.	1,982	161,969
Colgate-Palmolive Co.	13,511	801,203
Kimberly-Clark Corp.	5,874	553,448
Procter & Gamble Co.	42,075	3,180,449
Total Household Products		4,697,069
Personal Products — 0.2%
Avon Products Inc.	6,670	137,402
Estee Lauder Cos. Inc., Class A Shares	3,928	274,567
Total Personal Products		411,969

See Notes to Financial Statements.

12	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Tobacco — 1.6%
Altria Group Inc.	30,669	$1,053,480
Lorillard Inc.	5,801	259,769
Philip Morris International Inc.	24,931	2,158,775
Reynolds American Inc.	4,883	238,193
Total Tobacco		3,710,217
Total Consumer Staples		23,044,676
Energy — 10.4%
Energy Equipment & Services — 1.9%
Baker Hughes Inc.	6,788	333,291
Cameron International Corp.	3,767	219,880	*
Diamond Offshore Drilling Inc.	1,049	65,374
Ensco PLC, Class A Shares	3,600	193,500
FMC Technologies Inc.	3,618	200,509	*
Halliburton Co.	13,048	628,261
Helmerich & Payne Inc.	1,635	112,733
Nabors Industries Ltd.	3,960	63,598
National-Oilwell Varco Inc.	6,527	509,824
Noble Corp.	3,879	146,510
Rowan Cos. PLC, Class A Shares	1,878	68,960	*
Schlumberger Ltd.	20,321	1,795,563
Total Energy Equipment & Services		4,338,003
Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	7,719	717,790
Apache Corp.	6,190	527,017
Cabot Oil & Gas Corp.	6,492	242,281
Chesapeake Energy Corp.	7,762	200,881
Chevron Corp.	29,795	3,620,093
ConocoPhillips	18,767	1,304,494
CONSOL Energy Inc.	3,489	117,405
Denbury Resources Inc.	5,677	104,514	*
Devon Energy Corp.	5,894	340,437
EOG Resources Inc.	4,167	705,390
EQT Corp.	2,301	204,145
Exxon Mobil Corp.	67,943	5,845,816
Hess Corp.	4,415	341,456
Kinder Morgan Inc.	10,257	364,842
Marathon Oil Corp.	10,825	377,576
Marathon Petroleum Corp.	4,784	307,707

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	13

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Murphy Oil Corp.	2,701	$162,924
Newfield Exploration Co.	2,139	58,544	*
Noble Energy Inc.	5,521	369,962
Occidental Petroleum Corp.	12,387	1,158,680
Peabody Energy Corp.	4,023	69,397
Phillips 66	9,448	546,283
Pioneer Natural Resources Co.	2,109	398,179
QEP Resources Inc.	2,736	75,760
Range Resources Corp.	2,534	192,305
Southwestern Energy Co.	5,417	197,071	*
Spectra Energy Corp.	10,232	350,241
Tesoro Corp.	2,043	89,851
Valero Energy Corp.	8,349	285,118
Williams Cos. Inc.	10,473	380,798
WPX Energy Inc.	3,011	57,992	*
Total Oil, Gas & Consumable Fuels		19,714,949
Total Energy		24,052,952
Financials — 16.1%
Capital Markets — 2.1%
Ameriprise Financial Inc.	3,023	275,335
Bank of New York Mellon Corp.	17,656	533,035
BlackRock Inc.	1,910	516,884
Charles Schwab Corp.	18,090	382,423
E*TRADE Financial Corp.	4,452	73,458	*
Franklin Resources Inc.	6,194	313,107
Goldman Sachs Group Inc.	6,339	1,002,893
Invesco Ltd.	6,874	219,281
Legg Mason Inc.	1,659	55,477	(a)
Morgan Stanley	21,192	571,124
Northern Trust Corp.	3,478	189,168
State Street Corp.	6,823	448,612
T. Rowe Price Group Inc.	3,981	286,353
Total Capital Markets		4,867,150
Commercial Banks — 2.8%
BB&T Corp.	10,856	366,390
Comerica Inc.	2,869	112,780
Fifth Third Bancorp	13,661	246,445
Huntington Bancshares Inc.	12,884	106,422
KeyCorp	13,963	159,178

See Notes to Financial Statements.

14	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Commercial Banks — continued
M&T Bank Corp.	1,996	$223,392
PNC Financial Services Group Inc.	8,227	596,046
Regions Financial Corp.	21,638	200,368
SunTrust Banks Inc.	8,293	268,859
U.S. Bancorp	28,320	1,035,946
Wells Fargo & Co.	74,101	3,061,853
Zions Bancorporation	2,851	78,175
Total Commercial Banks		6,455,854
Consumer Finance — 1.0%
American Express Co.	14,306	1,080,389
Capital One Financial Corp.	9,056	622,509
Discover Financial Services	7,366	372,278
SLM Corp.	6,685	166,457
Total Consumer Finance		2,241,633
Diversified Financial Services — 5.3%
Bank of America Corp.	164,213	2,266,139
Berkshire Hathaway Inc., Class B Shares	27,802	3,155,805	*
Citigroup Inc.	46,385	2,250,136
CME Group Inc.	4,900	362,012
IntercontinentalExchange Inc.	1,124	203,916	*
JPMorgan Chase & Co.	58,288	3,012,907
Leucadia National Corp.	4,816	131,188
McGraw Hill Financial Inc.	4,279	280,660
Moody's Corp.	2,965	208,529
Nasdaq OMX Group Inc.	1,779	57,088
NYSE Euronext	3,746	157,257
Principal Financial Group Inc.	4,244	181,728
Total Diversified Financial Services		12,267,365
Insurance — 2.9%
ACE Ltd.	5,239	490,161
AFLAC Inc.	7,180	445,088
Allstate Corp.	7,070	357,389
American International Group Inc.	22,797	1,108,618
Aon PLC	4,728	351,952
Assurant Inc.	1,134	61,349
Chubb Corp.	3,945	352,131
Cincinnati Financial Corp.	2,280	107,525
Genworth Financial Inc., Class A Shares	7,567	96,782	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	15

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Hartford Financial Services Group Inc.	7,004	$217,965
Lincoln National Corp.	4,076	171,151
Loews Corp.	4,703	219,818
Marsh & McLennan Cos. Inc.	8,477	369,173
MetLife Inc.	17,474	820,404
Progressive Corp.	8,515	231,863
Prudential Financial Inc.	7,160	558,337
Torchmark Corp.	1,414	102,303
Travelers Cos. Inc.	5,749	487,343
Unum Group	4,068	123,830
XL Group PLC	4,418	136,163
Total Insurance		6,809,345
Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.	6,027	446,781
Apartment Investment and Management Co., Class A Shares	2,208	61,692
AvalonBay Communities Inc.	1,851	235,244
Boston Properties Inc.	2,316	247,580
Equity Residential	5,136	275,135
HCP Inc.	6,846	280,344
Health Care REIT Inc.	4,332	270,230
Host Hotels & Resorts Inc.	11,365	200,820
Kimco Realty Corp.	6,174	124,591
Macerich Co.	2,127	120,048
Plum Creek Timber Co. Inc.	2,491	116,654
Prologis Inc.	7,563	284,520
Public Storage Inc.	2,211	354,976
Simon Property Group Inc.	4,720	699,646
Ventas Inc.	4,439	272,998
Vornado Realty Trust	2,620	220,237
Weyerhaeuser Co.	8,853	253,461
Total Real Estate Investment Trusts (REITs)		4,464,957
Real Estate Management & Development — 0.0%
CBRE Group Inc., Class A Shares	4,248	98,256	*
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	7,285	65,929
People's United Financial Inc.	4,995	71,828
Total Thrifts & Mortgage Finance		137,757
Total Financials		37,342,317

See Notes to Financial Statements.

16	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care — 13.0%
Biotechnology — 2.5%
Alexion Pharmaceuticals Inc.	3,039	$353,010	*
Amgen Inc.	11,634	1,302,310
Biogen Idec Inc.	3,669	883,348	*
Celgene Corp.	6,414	987,307	*
Gilead Sciences Inc.	23,533	1,478,814	*
Regeneron Pharmaceuticals Inc.	1,185	370,751	*
Vertex Pharmaceuticals Inc.	3,579	271,360	*
Total Biotechnology		5,646,900
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	24,017	797,124
Baxter International Inc.	8,338	547,723
Becton, Dickinson & Co.	2,971	297,159
Boston Scientific Corp.	20,603	241,879	*
C.R. Bard Inc.	1,211	139,507
CareFusion Corp.	3,359	123,947	*
Covidien PLC	7,100	432,674
DENTSPLY International Inc.	2,188	94,981
Edwards Lifesciences Corp.	1,724	120,042	*
Hospira Inc.	2,566	100,639	*
Intuitive Surgical Inc.	616	231,782	*
Medtronic Inc.	15,350	817,388
St. Jude Medical Inc.	4,421	237,143
Stryker Corp.	4,525	305,845
Thermo Fisher Scientific Inc.	5,530	509,590
Varian Medical Systems Inc.	1,674	125,098	*
Zimmer Holdings Inc.	2,610	214,385
Total Health Care Equipment & Supplies		5,336,906
Health Care Providers & Services — 2.0%
Aetna Inc.	5,756	368,499
AmerisourceBergen Corp.	3,527	215,500
Cardinal Health Inc.	5,215	271,962
CIGNA Corp.	4,410	338,953
DaVita HealthCare Partners Inc.	2,728	155,223	*
Express Scripts Holding Co.	12,623	779,849	*
Humana Inc.	2,441	227,819
Laboratory Corporation of America Holdings	1,389	137,705	*
McKesson Corp.	3,505	449,691

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	17

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — continued
Patterson Cos. Inc.	1,272	$51,134
Quest Diagnostics Inc.	2,347	145,021
Tenet Healthcare Corp.	1,536	63,268	*
UnitedHealth Group Inc.	15,773	1,129,505
WellPoint Inc.	4,611	385,526
Total Health Care Providers & Services		4,719,655
Health Care Technology — 0.1%
Cerner Corp.	4,563	239,786	*
Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc.	5,194	266,193
Life Technologies Corp.	2,659	198,973	*
PerkinElmer Inc.	1,719	64,892
Waters Corp.	1,315	139,666	*
Total Life Sciences Tools & Services		669,724
Pharmaceuticals — 5.8%
AbbVie Inc.	24,643	1,102,281
Actavis Inc.	2,690	387,360	*
Allergan Inc.	4,640	419,688
Bristol-Myers Squibb Co.	25,137	1,163,340
Eli Lilly & Co.	15,278	768,942
Forest Laboratories Inc.	3,643	155,884	*
Johnson & Johnson	43,441	3,765,900
Merck & Co. Inc.	44,838	2,134,737
Mylan Inc.	5,966	227,722	*
Perrigo Co.	1,454	179,395
Pfizer Inc.	102,502	2,942,833
Zoetis Inc.	7,700	239,624
Total Pharmaceuticals		13,487,706
Total Health Care		30,100,677
Industrials — 10.6%
Aerospace & Defense — 2.0%
Boeing Co.	10,547	1,239,273
General Dynamics Corp.	5,047	441,713
Honeywell International Inc.	11,973	994,238
L-3 Communications Holdings Inc.	1,368	129,276
Lockheed Martin Corp.	4,098	522,700
Northrop Grumman Corp.	3,495	332,934
Precision Castparts Corp.	2,226	505,836

See Notes to Financial Statements.

18	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Aerospace & Defense — continued
Raytheon Co.	4,857	$374,329
Rockwell Collins Inc.	1,943	131,852
Total Aerospace & Defense		4,672,151
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide Inc.	2,479	147,649
Expeditors International of Washington Inc.	3,206	141,256
FedEx Corp.	4,590	523,765
Ryder System Inc.	797	47,581
United Parcel Service Inc., Class B Shares	11,138	1,017,679
Total Air Freight & Logistics		1,877,930
Airlines — 0.2%
Delta Air Lines Inc.	13,208	311,577
Southwest Airlines Co.	10,813	157,437
Total Airlines		469,014
Building Products — 0.1%
Masco Corp.	5,443	115,827
Commercial Services & Supplies — 0.5%
ADT Corp.	3,047	123,891
Cintas Corp.	1,580	80,896
Iron Mountain Inc.	2,581	69,739
Pitney Bowes Inc.	3,076	55,952
Republic Services Inc.	4,182	139,512
Stericycle Inc.	1,313	151,520	*
Tyco International Ltd.	7,052	246,679
Waste Management Inc.	6,655	274,452
Total Commercial Services & Supplies		1,142,641
Construction & Engineering — 0.2%
Fluor Corp.	2,549	180,877
Jacobs Engineering Group Inc.	2,008	116,826	*
Quanta Services Inc.	3,281	90,260	*
Total Construction & Engineering		387,963
Electrical Equipment — 0.8%
AMETEK Inc.	3,737	171,977
Eaton Corp. PLC	7,312	503,358
Emerson Electric Co.	10,841	701,413
Rockwell Automation Inc.	2,112	225,857
Roper Industries Inc.	1,528	203,025
Total Electrical Equipment		1,805,630

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	19

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Industrial Conglomerates — 2.8%
3M Co.	9,975	$1,191,115
General Electric Co.	154,888	3,700,274
Textron Inc.	4,267	117,812
United Technologies Corp.	12,841	1,384,517
Total Industrial Conglomerates		6,393,718
Machinery — 2.0%
Caterpillar Inc.	9,586	799,185
Cummins Inc.	2,684	356,623
Danaher Corp.	9,201	637,813
Deere & Co.	5,801	472,143
Dover Corp.	2,600	233,558
Flowserve Corp.	2,161	134,825
Illinois Tool Works Inc.	6,367	485,611
Ingersoll-Rand PLC	4,200	272,748
Joy Global Inc.	1,628	83,093
PACCAR Inc.	5,465	304,182
Pall Corp.	1,729	133,202
Parker Hannifin Corp.	2,294	249,404
Pentair Ltd., Registered Shares	3,101	201,379
Snap-on Inc.	896	89,152
Stanley Black & Decker Inc.	2,435	220,538
Xylem Inc.	2,864	79,992
Total Machinery		4,753,448
Professional Services — 0.1%
Dun & Bradstreet Corp.	579	60,129
Equifax Inc.	1,859	111,261
Nielsen Holdings NV	3,200	116,640
Robert Half International Inc.	2,139	83,485
Total Professional Services		371,515
Road & Rail — 0.9%
CSX Corp.	15,592	401,338
Kansas City Southern	1,697	185,584
Norfolk Southern Corp.	4,808	371,899
Union Pacific Corp.	7,124	1,106,642
Total Road & Rail		2,065,463
Trading Companies & Distributors — 0.2%
Fastenal Co.	4,163	209,191
W. W. Grainger Inc.	950	248,624
Total Trading Companies & Distributors		457,815
Total Industrials		24,513,115

See Notes to Financial Statements.

20	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Information Technology — 17.8%
Communications Equipment — 1.9%
Cisco Systems Inc.	82,307	$1,927,630
F5 Networks Inc.	1,223	104,884	*
Harris Corp.	1,655	98,142
JDS Uniphase Corp.	3,624	53,309	*
Juniper Networks Inc.	7,755	154,014	*
Motorola Solutions Inc.	3,657	217,153
QUALCOMM Inc.	26,523	1,786,589
Total Communications Equipment		4,341,721
Computers & Peripherals — 4.0%
Apple Inc.	13,990	6,669,732
Dell Inc.	22,628	311,588
EMC Corp.	31,668	809,434
Hewlett-Packard Co.	29,911	627,533
NetApp Inc.	5,169	220,303
SanDisk Corp.	3,699	220,127
Seagate Technology PLC	4,781	209,121
Western Digital Corp.	3,235	205,099
Total Computers & Peripherals		9,272,937
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A Shares	2,400	185,712
Corning Inc.	22,492	328,158
FLIR Systems Inc.	2,172	68,201
Jabil Circuit Inc.	2,877	62,374
Molex Inc.	2,114	81,431
TE Connectivity Ltd.	6,400	331,392
Total Electronic Equipment, Instruments & Components		1,057,268
Internet Software & Services — 2.4%
Akamai Technologies Inc.	2,731	141,193	*
eBay Inc.	18,191	1,014,876	*
Google Inc., Class A Shares	4,316	3,780,427	*
VeriSign Inc.	2,075	105,597	*
Yahoo! Inc.	14,567	483,042	*
Total Internet Software & Services		5,525,135
IT Services — 3.6%
Accenture PLC, Class A Shares	10,003	736,621
Automatic Data Processing Inc.	7,424	537,349
Cognizant Technology Solutions Corp., Class A Shares	4,646	381,530	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	21

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
IT Services — continued
Computer Sciences Corp.	2,271	$117,502
Fidelity National Information Services Inc.	4,506	209,259
Fiserv Inc.	2,003	202,403	*
International Business Machines Corp.	15,795	2,924,918
MasterCard Inc., Class A Shares	1,595	1,073,084
Paychex Inc.	5,017	203,891
Teradata Corp.	2,628	145,696	*
Total System Services Inc.	2,552	75,080
Visa Inc., Class A Shares	7,972	1,523,449
Western Union Co.	8,446	157,602
Total IT Services		8,288,384
Office Electronics — 0.1%
Xerox Corp.	17,687	181,999
Semiconductors & Semiconductor Equipment — 2.0%
Altera Corp.	4,897	181,973
Analog Devices Inc.	4,764	224,146
Applied Materials Inc.	18,439	323,420
Broadcom Corp., Class A Shares	8,560	222,646
First Solar Inc.	1,094	43,990	*
Intel Corp.	76,184	1,746,137
KLA-Tencor Corp.	2,545	154,863
Lam Research Corp.	2,502	128,077	*
Linear Technology Corp.	3,579	141,943
LSI Corp.	8,410	65,766
Microchip Technology Inc.	3,035	122,280
Micron Technology Inc.	16,161	282,333	*
NVIDIA Corp.	8,903	138,531
Teradyne Inc.	2,956	48,833	*
Texas Instruments Inc.	16,912	681,046
Xilinx Inc.	4,069	190,673
Total Semiconductors & Semiconductor Equipment		4,696,657
Software — 3.3%
Adobe Systems Inc.	7,277	377,967	*
Autodesk Inc.	3,444	141,790	*
CA Inc.	5,097	151,228
Citrix Systems Inc.	2,898	204,628	*
Electronic Arts Inc.	4,638	118,501	*
Intuit Inc.	4,627	306,816

See Notes to Financial Statements.

22	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Software — continued
Microsoft Corp.	114,074	$3,799,805
Oracle Corp.	54,884	1,820,502
Red Hat Inc.	2,910	134,267	*
Salesforce.com Inc.	8,393	435,681	*
Symantec Corp.	10,805	267,424
Total Software		7,758,609
Total Information Technology		41,122,710
Materials — 3.5%
Chemicals — 2.6%
Air Products & Chemicals Inc.	3,237	344,967
Airgas Inc.	1,012	107,323
CF Industries Holdings Inc.	891	187,850
Dow Chemical Co.	18,382	705,869
E.I. du Pont de Nemours & Co.	14,183	830,556
Eastman Chemical Co.	2,371	184,701
Ecolab Inc.	4,175	412,323
FMC Corp.	2,101	150,684
International Flavors & Fragrances Inc.	1,254	103,204
LyondellBasell Industries NV, Class A Shares	6,900	505,287
Monsanto Co.	8,178	853,538
Mosaic Co.	5,255	226,070
PPG Industries Inc.	2,195	366,697
Praxair Inc.	4,554	547,436
Sherwin-Williams Co.	1,345	245,032
Sigma-Aldrich Corp.	1,821	155,331
Total Chemicals		5,926,868
Construction Materials — 0.1%
Vulcan Materials Co.	1,981	102,636
Containers & Packaging — 0.2%
Avery Dennison Corp.	1,513	65,846
Ball Corp.	2,222	99,723
Bemis Co. Inc.	1,597	62,299
MeadWestvaco Corp.	2,712	104,087
Owens-Illinois Inc.	2,500	75,050	*
Sealed Air Corp.	2,884	78,416
Total Containers & Packaging		485,421
Metals & Mining — 0.5%
Alcoa Inc.	16,229	131,779
Allegheny Technologies Inc.	1,631	49,778

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	23

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Metals & Mining — continued
Cliffs Natural Resources Inc.	2,324	$47,642
Freeport-McMoRan Copper & Gold Inc.	15,711	519,720
Newmont Mining Corp.	7,330	205,973
Nucor Corp.	4,904	240,394
United States Steel Corp.	2,137	44,001
Total Metals & Mining		1,239,287
Paper & Forest Products — 0.1%
International Paper Co.	6,892	308,761
Total Materials		8,062,973
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 2.3%
AT&T Inc.	81,240	2,747,537
CenturyLink Inc.	9,119	286,154
Frontier Communications Corp.	15,296	63,785
Verizon Communications Inc.	43,479	2,028,730
Windstream Holdings Inc.	9,071	72,568
Total Diversified Telecommunication Services		5,198,774
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp.	4,514	329,657	*
Total Telecommunication Services		5,528,431
Utilities — 3.1%
Electric Utilities — 1.6%
American Electric Power Co. Inc.	7,341	318,232
Duke Energy Corp.	10,742	717,351
Edison International	4,999	230,254
Entergy Corp.	2,688	169,855
Exelon Corp.	12,931	383,275
FirstEnergy Corp.	6,280	228,906
NextEra Energy Inc.	6,350	509,016
Northeast Utilities	4,812	198,495
Pepco Holdings Inc.	3,804	70,222
Pinnacle West Capital Corp.	1,667	91,251
PPL Corp.	9,640	292,863
Southern Co.	13,289	547,241
Total Electric Utilities		3,756,961
Gas Utilities — 0.1%
AGL Resources Inc.	1,863	85,754
ONEOK Inc.	3,136	167,211
Total Gas Utilities		252,965

See Notes to Financial Statements.

24	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security			Shares	Value
Independent Power Producers & Energy Traders — 0.1%
AES Corp.			9,372	$124,554
NRG Energy Inc.			4,945	135,147
Total Independent Power Producers & Energy Traders				259,701
Multi-Utilities — 1.3%
Ameren Corp.			3,726	129,814
CenterPoint Energy Inc.			6,541	156,788
CMS Energy Corp.			4,061	106,885
Consolidated Edison Inc.			4,454	245,594
Dominion Resources Inc.			8,830	551,698
DTE Energy Co.			2,668	176,035
Integrys Energy Group Inc.			1,253	70,030
NiSource Inc.			4,781	147,685
PG&E Corp.			6,776	277,274
Public Service Enterprise Group Inc.			7,664	252,375
SCANA Corp.			2,125	97,835
Sempra Energy			3,457	295,919
TECO Energy Inc.			3,107	51,390
Wisconsin Energy Corp.			3,454	139,472
Xcel Energy Inc.			7,655	211,355
Total Multi-Utilities				2,910,149
Total Utilities				7,179,776
Total Common Stocks (Cost — $147,863,322)				229,622,933
Investment In Underlying Funds — 0.7%
SPDR S&P 500 ETF Trust (Cost — $1,633,280)			9,652	1,622,501
Total Investments before Short-Term Investments (Cost — $149,496,602)				231,245,434

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
Interest in $169,084,000 joint tri-party repurchase agreement dated 9/30/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $179,000; (Fully collateralized by various U.S. government obligations, 0.000% to 4.250% due 2/6/14 to 3/31/18; Market Value — $182,580) (Cost — $179,000)	0.050%	10/1/13	$179,000	179,000
Total Investments — 100.0% (Cost — $149,675,602#)				231,424,434
Liabilities in Excess of Other Assets — 0.0%				(98,252)
Total Net Assets — 100.0%				$231,326,182

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	25

Schedule of investments (cont’d)

September 30, 2013

Legg Mason Batterymarch S&P 500 Index Fund

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 7).

#	Aggregate cost for federal income tax purposes is $157,607,262.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

26	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Statement of assets and liabilities

September 30, 2013

Assets:
Investments in unaffiliated securities, at value (Cost — $149,467,331)	$231,368,957
Investments in affiliated securities, at value (Cost — $208,271)	55,477
Cash	334
Dividends and interest receivable	286,999
Receivable for Fund shares sold	159,354
Receivable for securities sold	50,660
Prepaid expenses	22,202
Total Assets	231,943,983

Liabilities:
Payable for Fund shares repurchased	280,583
Payable for securities purchased	86,406
Investment management fee payable	55,398
Service and/or distribution fees payable	36,853
Trustees’ fees payable	3,478
Accrued expenses	155,083
Total Liabilities	617,801
Total Net Assets	$231,326,182

Net Assets:
Par value (Note 8)	$135
Paid-in capital in excess of par value	171,855,032
Undistributed net investment income	1,891,611
Accumulated net realized loss on investments	(24,169,428)
Net unrealized appreciation on investments	81,748,832
Total Net Assets	$231,326,182

Shares Outstanding:
Class A	13,024,623
Class D	508,753

Net Asset Value:
Class A	$17.09
Class D	$17.21

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	27

Statement of operations

For the Year Ended September 30, 2013

Investment Income:
Dividends from unaffiliated investments	$5,298,247
Dividends from affiliated investments	933
Interest	103
Less: Foreign taxes withheld	(4,414)
Total Investment Income	5,294,869

Expenses:
Investment management fee (Note 2)	583,345
Service and/or distribution fees (Notes 2 and 5)	448,538
Transfer agent fees (Note 5)	205,039
Legal fees	48,800
Audit and tax	41,103
Shareholder reports	38,419
Registration fees	32,939
Standard & Poor’s license fees	23,334
Fund accounting fees	23,181
Trustees’ fees	17,886
Custody fees	12,969
Insurance	5,961
Miscellaneous expenses	7,432
Total Expenses	1,488,946
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(130,391)
Net Expenses	1,358,555
Net Investment Income	3,936,314

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	24,230,312
Investment transactions in affiliated securities	(56,297)
Net Realized Gain	24,174,015
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	11,132,501
Affiliated investments	73,334
Change in Net Unrealized Appreciation (Depreciation)	11,205,835
Net Gain on Investments	35,379,850
Increase in Net Assets from Operations	$39,316,164

See Notes to Financial Statements.

28	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2013	2012

Operations:
Net investment income	$3,936,314	$3,869,794
Net realized gain	24,174,015	14,850,304
Change in net unrealized appreciation (depreciation)	11,205,835	41,929,442
Increase in Net Assets From Operations	39,316,164	60,649,540

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,500,007)	(3,600,007)
Decrease in Net Assets From Distributions to Shareholders	(4,500,007)	(3,600,007)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	17,394,947	16,710,998
Reinvestment of distributions	4,475,405	3,586,563
Cost of shares repurchased	(72,725,157)	(45,750,755)
Decrease in Net Assets From Fund Share Transactions	(50,854,805)	(25,453,194)
Increase (Decrease) in Net Assets	(16,038,648)	31,596,339

Net Assets:
Beginning of year	247,364,830	215,768,491
End of year*	$231,326,182	$247,364,830
* Includes undistributed net investment income of:	$1,891,611	$2,455,304

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$14.68	$11.51	$11.61	$10.75	$ 9.06	$14.86

Income (loss) from operations:
Net investment income	0.26	0.22	0.18	0.16	0.13	0.22
Net realized and unrealized gain (loss)	2.43	3.15	(0.10)	0.88	1.59	(5.79)
Total income (loss) from operations	2.69	3.37	0.08	1.04	1.72	(5.57)

Less distributions from:
Net investment income	(0.28)	(0.20)	(0.18)	(0.18)	(0.03)	(0.23)
Total distributions	(0.28)	(0.20)	(0.18)	(0.18)	(0.03)	(0.23)

Net asset value, end of year	$17.09	$14.68	$11.51	$11.61	$10.75	$9.06
Total return[4]	18.71%	29.55%	0.56%	9.71%	19.00%	(37.47)%

Net assets, end of year (millions)	$223	$236	$204	$229	$260	$239

Ratios to average net assets:
Gross expenses	0.64%	0.66%	0.61%	0.61%	0.62%[5]	0.57%
Net expenses[6,7,8]	0.59	0.59	0.59	0.59	0.59 [5]	0.55
Net investment income	1.68	1.61	1.41	1.44	1.88 [5]	1.72

Portfolio turnover rate	21%	7%	5%	7%[9]	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees' consent. Prior to May 1, 2010, the expense limitation was 0.59% as a result of a contractual expense limitation.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund's capital shares.

See Notes to Financial Statements.

30	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class D Shares[1]	2013	2012	2011	2010	2009[2]	2008[3]

Net asset value, beginning of year	$14.78	$11.59	$11.68	$10.82	$9.11	$14.93

Income (loss) from operations:
Net investment income	0.29	0.24	0.21	0.19	0.14	0.24
Net realized and unrealized gain (loss)	2.45	3.17	(0.09)	0.87	1.60	(5.81)
Total income (loss) from operations	2.74	3.41	0.12	1.06	1.74	(5.57)

Less distributions from:
Net investment income	(0.31)	(0.22)	(0.21)	(0.20)	(0.03)	(0.25)
Total distributions	(0.31)	(0.22)	(0.21)	(0.20)	(0.03)	(0.25)

Net asset value, end of year	$17.21	$14.78	$11.59	$11.68	$10.82	$9.11
Total return[4]	18.93%	29.78%	0.85%[5]	9.80%	19.14%	(37.30)%

Net assets, end of year (millions)	$8	$11	$12	$14	$17	$20

Ratios to average net assets:
Gross expenses	0.58%	0.42%	0.49%	0.47%	0.88%[6]	0.37%
Net expenses[7,8,9]	0.39	0.39	0.39	0.39	0.39 [6]	0.36
Net investment income	1.85	1.80	1.61	1.65	2.09 [6]	1.92

Portfolio turnover rate	21%	7%	5%	7%[10]	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.76% for the year ended September 30, 2011.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.39% as a result of a contractual expense limitation.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund's capital shares.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

32	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$229,622,933	—	—	$229,622,933
Investment in underlying funds	1,622,501	—	—	1,622,501
Total long-term investments	$231,245,434	—	—	$231,245,434
Short-term investments†	—	$179,000	—	179,000
Total investments	$231,245,434	$179,000	—	$231,424,434

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income,

34	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2013, fees waived and/or expenses reimbursed amounted to $130,391.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$48,192,151
Sales	99,399,002

36	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$96,327,884
Gross unrealized depreciation	(22,510,712)
Net unrealized appreciation	$73,817,172

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$448,538	$185,187
Class D	—	19,852
Total	$448,538	$205,039

For the year ended September 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$113,447
Class D	16,944
Total	$130,391

6. Distributions to shareholders by class

	Year Ended September 30, 2013	Year Ended September 30, 2012
Net Investment Income:
Class A	$4,324,319	$3,381,151
Class D	175,688	218,856
Total	$4,500,007	$3,600,007

7. Transactions with affiliated companies

The Fund invests in securities that are components of the S&P 500 Index. Legg Mason Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Legg Mason Inc. were made in accordance to its proportional weighting in

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

the S&P 500 Index. The following transactions were effected in shares of Legg Mason Inc. for the year ended September 30, 2013:

	Affiliate Value at 09/30/12	Purchased		Sold		Dividend Income	Affiliate Value at 9/30/13	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Legg Mason Inc.	$55,333	—	—	$73,190	583	$933	$55,477	$(56,297)

8. Shares of beneficial interest

At September 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,008,785	$15,803,405	1,057,629	$14,280,640
Shares issued on reinvestment	300,050	4,299,717	267,916	3,367,707
Shares repurchased	(4,360,656)	(66,983,731)	(2,960,612)	(39,601,572)
Net decrease	(3,051,821)	$(46,880,609)	(1,635,067)	$(21,953,225)

Class D
Shares sold	102,688	$1,591,542	175,673	$2,430,358
Shares issued on reinvestment	12,192	175,688	17,315	218,856
Shares repurchased	(377,736)	(5,741,426)	(447,322)	(6,149,183)
Net decrease	(262,856)	$(3,974,196)	(254,334)	$(3,499,969)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$4,500,007	$3,600,007

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,920,568
Capital loss carryforward*	(16,215,674)
Other book/tax temporary differences(a)	(51,051)
Unrealized appreciation (depreciation)(b)	73,817,172
Total accumulated earnings (losses) — net	$59,471,015

38	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

*	During the taxable year ended September 30, 2013, the Fund utilized $20,373,303 of its capital loss carryforward available from prior years. As of September 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(16,177,712)
9/30/2018	(37,962)
$(16,215,674)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, for the period from January 1, 2009 to September 30, 2009, and for the year ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch S&P 500 Index Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, for the period from January 1, 2009 to September 30, 2009, and for the year ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 15, 2013

40	Legg Mason Batterymarch S&P 500 Index Fund 2013 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch S&P 500 Index Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

42	Legg Mason Batterymarch S&P 500 Index Fund

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch S&P 500 Index Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason Batterymarch S&P 500 Index Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Batterymarch S&P 500 Index Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	Legg Mason Batterymarch S&P 500 Index Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2013:

Record date:	12/11/2012
Payable date:	12/12/2012
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch S&P 500 Index Fund	47

Legg Mason Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDO4121 11/13 SR13-2057

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,700 in 2012 and $134,800 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $6,000 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $27,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013